                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant | |

Check the appropriate box:

      | |   Preliminary Proxy Statement

      | |   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)2))

      |X|   Definitive Proxy Statement

      | |   Definitive Additional Materials

      | |   Soliciting Material Pursuant to ss.240.14a-12

                         FirstPlus Financial Group, Inc.
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                  (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of filing fee (Check the appropriate box):

      |X|   No fee required.

      | |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of  transaction  compared pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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      | |   Fee paid previously with preliminary materials.

      | |   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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                         FIRSTPLUS FINANCIAL GROUP, INC.
                    122 W. JOHN CARPENTER FREEWAY, SUITE 450
                            IRVING, TEXAS 75039-2001

                              --------------------

                  NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 17, 2007

                              --------------------

To Our Stockholders:

      NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders (the
"Meeting") of FIRSTPLUS FINANCIAL GROUP, INC., a Nevada corporation (the
"Company"), will be held at 9:00 a.m., local time on October 17, 2007 at the
Cooper Conference Center, Berkley Room, 12230 Preston Road, Dallas, Texas 75230,
for the following purposes:

      o     To elect five (5) members of the Board of Directors to serve until the 2008 Annual Meeting of Stockholders and until their successors have been duly elected and qualify;

      o     To ratify the appointment of Buckno Lisicky & Company as the
            Company's independent auditors for the year ending December 31,
            2007; and

      o     To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on September 14,
2007 as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. THE
COMPANY URGES YOU TO PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE
ENCLOSED ENVELOPE.

      ANY STOCKHOLDER GIVING A PROXY MAY REVOKE IT AT ANY TIME BEFORE THE PROXY
IS VOTED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY,
BY SUBMITTING A LATER DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN
PERSON.

                              By Order of the Board of Directors,

                              /s/ David Roberts
                              DAVID ROBERTS, Secretary

Dated: September 20, 2007

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN,
DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         FIRSTPLUS FINANCIAL GROUP, INC.
                    122 W. JOHN CARPENTER FREEWAY, SUITE 450
                            IRVING, TEXAS 75039-2001
                              --------------------

                                 PROXY STATEMENT
                                       FOR
                       2007 ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 17, 2007
                              --------------------

                                  INTRODUCTION

      This Proxy Statement and the accompanying proxy are being furnished to stockholders by the Board of Directors of FirstPlus Financial Group, Inc., a
Nevada corporation (the "Company"), in connection with the solicitation of the accompanying proxy for use at the 2007 Annual Meeting of Stockholders of the
Company (the "Meeting") to be held at 9:00 a.m., local time on October 17, 2007 at the Cooper Conference Center, Berkley Room, 12230 Preston Road, Dallas, Texas
75230, or at any adjournments thereof.

      The principal executive offices of the Company are located 122 W. John
Carpenter Freeway, Suite 450, Irving, Texas 75039-2001. The approximate date on which this Proxy Statement and the accompanying proxy will first be sent or given to stockholders is September 21, 2007.

                        RECORD DATE AND VOTING SECURITIES

      Only stockholders of record at the close of business on September 14,
2007, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. As of the close of business on the Record Date, there were outstanding 49,845,090 shares of the Company's common stock, $.01 par value (the "Common Stock"). The holder of each outstanding share of Common Stock is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date.

                                VOTING OF PROXIES

      A stockholder may ensure that his or her shares are voted at the Meeting in accordance with the recommendations of the Board of Directors by completing, signing, dating and returning the enclosed proxy in the envelope provided.
Submitting your proxy will not affect your right to attend the Meeting and to vote in person. If your proxy is signed and returned without any direction given, your shares will be voted in accordance with the recommendations of the
Board of Directors as described in this Proxy Statement with respect to Proposal
I and Proposal II. Any stockholder giving a proxy may revoke it at any time before the proxy is voted by giving written notice of revocation to the
Secretary of the Company, by submitting a later dated proxy, or by attending the
Meeting and voting in person.

      The Board of Directors is soliciting votes FOR election to the Board of
Directors of its nominees William Handley, John Maxwell, Roger S. Meek, Robert
O'Neal and David Roberts and FOR ratification of the appointment of Buckno
Lisicky & Company as the Company's auditors. The Board of Directors urges you to sign, date and return the enclosed proxy today.

      If you have any questions, or need any assistance in voting your shares, please call Margaret C. Foster, Investor Relations Manager, at 972-717-7969.

      If your shares are held in "street name," only your bank or broker can vote your shares. Please contact the person responsible for your account and instruct that individual to vote your shares as soon as possible.

                                     QUORUM

      In order to conduct any business at the Meeting, a quorum must be present in person or represented by valid proxies. A quorum consists of a majority of the shares of stock entitled to be voted present in person or represented by proxy on the Record Date. All shares that are voted "FOR", "AGAINST" or
"WITHHOLD AUTHORITY" on any matter will count for purposes of establishing a quorum and will be treated as shares entitled to vote at the Meeting (the "Votes
Present").

                                   ABSTENTIONS

      Abstentions are counted for purposes of determining both (i) the total number of Votes Present, for the purpose of determining whether a quorum is present; and (ii) the total number of Votes Present that are cast (the "Votes
Cast") with respect to a matter (other than in the election of the Board of
Directors). Abstentions, if any, will be included in the number of Votes Cast with respect to the proposal to ratify the appointment of Buckno Lisicky &
Company as the Company's independent auditors and, therefore, will have the effect of a vote against such proposal.

                                BROKER NON-VOTES

      Shares of Common Stock held in street name that are present by proxy will be considered as Votes Present for purposes of determining whether a quorum is present. With regard to certain proposals, the holders of record of shares of
Common Stock held in street name are permitted to vote as they determine, in their discretion, in the absence of direction from the beneficial holder of the shares of Common Stock.

      The term broker "non-vote" refers to shares held in street name that are not voted with respect to a particular matter, generally because the beneficial owner did not give any instructions to the broker as to how to vote such shares, but which shares are present on at least one matter. In the absence of instructions, the broker is permitted to vote such shares on the election of directors and ratification of independent auditors at the Meeting. The Company intends to count broker "non-votes," as Votes Present for the purpose of determining whether a quorum is present. Broker "non-votes," however, will not be included in the number of Votes Cast for any of the proposals identified in the Notice of the 2007 Annual Meeting of Stockholders and, therefore, will not have the effect of a vote against such proposals.

                           VOTES REQUIRED FOR APPROVAL

      A plurality of the total Votes Cast by holders of Common Stock is required for the election of directors. A vote to "WITHHOLD AUTHORITY" for any nominee for director will be counted for purposes of determining the Votes Present, but will have no other effect on the outcome of the vote on the election of directors.

      A majority of the total Votes Cast by holders of Common Stock is required to ratify the appointment of Buckno Lisicky & Company as the Company's independent auditors for the year ending December 31, 2007.

                                  HOUSEHOLDING

      Unless the Company has received contrary instructions, it sends a single copy of the annual report, proxy statement and notice of annual or special meeting to any household at which two or more stockholders reside, if it believes the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at your household and helps to reduce the Company's expenses.

      If you would like to receive your own set of the Company's annual disclosure documents this year or in future years, follow the instructions described below.

      If your shares are registered in your own name, please contact the
Company's transfer agent and inform it of your request to revoke householding by calling it at 800-522-6645 or writing to it at Mellon Investor Services LLC,

Newport Office Center VII, 480 Washington Boulevard, Jersey City, New Jersey,
07310. Within 30 days after your revocation, the Company will require the records to reflect your request.

      If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

NO APPRAISAL RIGHTS

      Under the General Corporation Law of the State of Nevada, stockholders of the Company do not have appraisal rights in connection with any of the proposals upon which a vote is scheduled to be taken at the Annual Meeting.

                               SECURITY OWNERSHIP

      The following table sets forth information concerning ownership of the
Company's Common Stock, as of the Record Date, by each person known by the
Company to be the beneficial owner of more than five percent of the Common
Stock, each director, each executive officer, as defined in Item 402(a)(2) of
Regulation S-B ("Regulation S-B"), promulgated by the Securities and Exchange
Commission (the "SEC"), and by all directors and executive officers of the
Company as a group. Unless otherwise indicated, the address for five percent stockholders, directors and executive officers of the Company is c/o FirstPlus
Financial Group, Inc., 122 W. John Carpenter Freeway, Suite 450, Irving, Texas
75039-2001. The percentage of shares owned is based on 49,845,090 shares outstanding as of the Record Date.

                                                                      Percent of
         Name and Address of Beneficial Owner           Shares Owned   Class(1)
------------------------------------------------------ -------------- ----------
5% STOCKHOLDERS
Deutsche Bank AG(2)                                      3,544,500        7.1%
Rupen Gulenyan(3)                                        3,488,300        7.0%

NAMED EXECUTIVE OFFICERS AND DIRECTORS
William Handley                                                  0        *
John Maxwell(4)                                          2,000,000        4.0%
Roger S. Meek                                                    0        *
Robert O'Neal                                                    0        *
David Roberts                                                    0        *
All directors and officers as a group (5 persons)(4)     2,000,000        4.0%

-------------
* Indicates less than one percent (1%).

(1)  The percentage of ownership is based on 49,845,090 shares of common stock outstanding as of the Record Date. Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
     Beneficial ownership as reported in the above table has been determined according to Rule 13d-3 of the Securities Exchange Act of 1934, as amended
     (the "Exchange Act"). The amounts shown in the table include shares of common stock issuable upon exercise of outstanding options exercisable within 60 days after the Record Date.

(2)  According to Schedule 13G, filed on February 2, 2007. The address of the filing person is Taunusanlage 12, D-60325 Frankfurt am Main, Federal
     Republic of Germany.

(3)  According to Schedule 13D/A, filed on March 23, 2006. Mr. Gulenyan's address is 3040 E. Tremont Ave., Suite 201, Bronx, New York 10461.

(4)  Mr. Maxwell has been granted an irrevocable proxy until December 7, 2007 to vote 2,000,000 shares, all of which are owned or to be owned by persons formerly affiliated with the Company.

                                   PROPOSAL I
                       ELECTION OF THE BOARD OF DIRECTORS

      The Board of Directors is currently composed of five directors of a single class. Directors are elected for a term of office to expire at the succeeding annual meeting of stockholders of the Company after their election and until their respective successors are elected and qualify. The terms of all five directors are expiring at the Meeting and the Board of Directors has nominated all five current directors of the Company, William Handley, John Maxwell, Roger
S. Meek, Robert O'Neal and David Roberts, as nominees for reelection to the
Board of Directors. The term of nominees elected will expire at the 2008 Annual
Meeting and when their respective successors are duly elected and qualify.

      On June 7, 2007, the Board of Directors of the Company increased from five to 10 the number of directors constituting the whole Board of Directors and elected Harold Garber, William Handley, John Maxwell, Robert O'Neal and David
Roberts to the Board of Directors. Immediately thereafter, Robert P. Freeman
(Chairman), John R. Fitzgerald, Daniel T. Phillips, James Roundtree and David B.
Ward resigned from the Company's Board of Directors. The remaining directors then reduced from 10 to five the number of directors constituting the whole
Board of Directors. As a result of Mr. Garber's subsequent death, Robert O'Neal was elected Chairman of the Board of Directors on August 27, 2007. On the same day, the Board of Directors elected Roger S. Meek to fill the vacancy created by
Mr. Garber's death.

      Unless otherwise specified, all of the proxies received will be voted in favor of the election of William Handley, John Maxwell, Roger S. Meek, Robert
O'Neal and David Roberts. The directors will be elected by a plurality of the
Votes Cast, in person or by proxy, at the Meeting. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as directors, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

      The following table sets forth the ages and length of service of the directors of the Company who are nominated for reelection:

                                                              Director
Name                                                   Age     Since
----------------------------------------------------- ----- -------------
  William Handley....................................  64    June 2007
  John Maxwell.......................................  55    June 2007
  Roger S. Meek......................................  75   August 2007
  Robert O'Neal......................................  49    June 2007
  David Roberts......................................  36    June 2007

---------------

      WILLIAM HANDLEY has served as a director, Chief Financial Officer and
Treasurer of the Company since June 2007. Mr. Handley, served as Controller of
Miami Beach Community Development Center, a non-profit community housing developer, from January 2007 to June 2007; Chief Financial Officer of Fort
Hurricane Products, a manufacturing company, from April 2006 to December 2006;
Controller of National Publishing Company, an outdoor publishing firm, from July
2005 to March 2006; Chief Financial Officer of Celebration Cruises LP, a charter cruise line, from July 2004 to June 2005; and Controller of J.C. Yacht
Mechanics, a large engine repair facility, from January 2001 to June 2004. In his 25 years of senior-level experience, both domestically and internationally,
Mr. Handley also served in financial executive positions with C.A. Grupo
Credival in Caracas, Venezuela, and General Electric Co. in New York and
Venezuela. Mr. Handley is a graduate of Fairleigh Dickinson University.

      JOHN MAXWELL has served as a director and Chief Executive Officer of the
Company since June 2007. Mr. Maxwell served as a Client Solutions Executive of
Inside Enterprises Inc., an IT solutions company, from 2004 to May 2007; a
Senior Account Executive of Pomeroy Computer Systems Inc., an IT solutions company, from 2002 to 2004; and an Account Executive of En Pointe Technologies
Inc., an IT solutions company, from 2000 to 2002. Mr. Maxwell attended Louisiana
State University.

      ROGER S. MEEK has served as a director of the Company since 2007. A shareholder in the Beaumont, Texas-based firm of Lawrence, Blackburn, Meek,
Maxey & Co., P.C., Mr. Meek has more than 30 years of public accounting experience. Mr. Meek is a Certified Public Accountant, a member of the Texas
Society of Certified Public Accountants as well as the American Institute of
Certified Public Accountants. Prior to joining Lawrence, Blackburn, Meek, Maxey
& Co. in 1975, Mr. Meek served as an officer and aviator in the US Navy. He holds a Bachelor of Science degree in Accounting from the University of
Tennessee and a Master of Education degree from Georgia Southern College.

      ROBERT O'NEAL has served as a director since June 2007 and has served as
Chairman of the Board of Directors of the Company since August 2007. Dr. O'Neal presently serves as President of Cosmetic, Weight Loss & Surgical Centers of
America as well as, for the past 17 years, Chief Executive Officer of Health &
Medical Practice Associates, Beaumont, Texas. He is a member of a number of health and medical boards, including the American Academy of Anti-aging Medicine and American Board of Disability Analysts. Dr. O'Neal graduated from the Texas
Chiropractic College in 1984.

      DAVID ROBERTS has served as a director and Secretary of the Company since
2007. Mr. Roberts currently serves as the President of Rutgers Investment Group,
LLC, a wholly owned subsidiary of the Company. Mr. Roberts has a well-established career as Senior Loan Officer and Branch Manager in the financial services industry with leading East Coast firms, including: The Money
Store (2005 - 2006), US Mortgage (2005), Financial Resources (2004 - 2005),
Mainline Mortgage Co. (2002 - 2004), and Power Express Mortgage Bankers (2002).
Mr. Roberts also spent more than five years, from 1997 to 2002, with Nynex Corp.
(Verizon) in an infrastructure supervisory capacity.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the
SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely upon a review of the copies of the forms furnished to the
Company, the Company believes that its officers and directors complied with all applicable filing requirements during 2006, except as noted below:

      On December 15, 2006, each of John R. Fitzgerald, Daniel T. Phillips,
James Roundtree and David B. Ward filed a Statement of Changes in Beneficial
Ownership of Securities on Form 4 covering one transaction that occurred on
December 12, 2006.

      On December 18, 2006, each of Jack (J.D.) Draper, Daniel Chu, Robert P.
Freeman and Edward P. Perkins filed a Statement of Changes in Beneficial
Ownership of Securities on Form 4 covering one transaction that occurred on
December 12, 2006.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF
ITS NOMINEES.

                              CORPORATE GOVERNANCE

      The members of the Board of Directors elected in June and August 2007 have instituted significant changes in the way that the Company is governed. These changes include the formation of an Audit Committee of the Board, the adoption of governance policies and procedures and the regular and timely reporting of significant corporate events. The Board of Directors will continue to evaluate such policies and procedures with a view to governance utilizing best practices.

DIRECTOR INDEPENDENCE

      The Company has determined that two out of the five current members of the
Board of Directors, Messrs. O'Neal and Meek, meet the independence standards under Rule 4200 of the National Association of Securities Dealers ("NASD") rules for The Nasdaq National Market ("Nasdaq").

BOARD OF DIRECTORS MEETINGS

      Directors are expected to attend all Board meetings and meetings of committees on which they serve and each annual meeting of stockholders.

      For the year ended December 31, 2006, there were 13 meetings of the Board of Directors, and no director attended fewer than 75% of the meetings. Each of the incumbent directors and proposed nominees became a director subsequent to the year ended December 31, 2006 and therefore did not attend any of the meetings of the Board of Directors during 2006.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors had a Compensation Committee during 2006 and has recently created an Audit Committee. Each of the Board of Directors, the Audit
Committee and the Compensation Committee may seek legal or other expert advice from outside sources.

AUDIT COMMITTEE

      On August 27, 2007, the Company created a separately-designated standing
Audit Committee in conformity with the definition contained in Section
3(a)(58)(A) of the Exchange Act. The Company has adopted an Audit Committee
Charter, which is attached hereto as Exhibit A. The Audit Committee is responsible for assisting the Board in overseeing: (i) the integrity of the
Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, (iv) the performance of the Company's independent auditor, (iv)
the Company's system of disclosure controls and system of internal financial, accounting and legal compliance controls, and other responsibilities as discussed in the Audit Committee Charter. The Audit Committee is also to provide an open avenue of communication among the independent auditors, financial and other senior management and the Board of Directors. The Audit Committee is also responsible for engaging, overseeing and compensating the Company's independent auditors, and the independent auditors report directly to the Audit Committee.

      The Company did not have an audit committee at any time during 2006. The
Audit Committee currently comprises Messrs. Meek (Chairman) and O'Neal, who are independent directors, as defined in Rule 4200 of the NASD listing standards and who satisfy the requirements for audit committee independence under Rule 4350(d)
of the NASD listing standards. Both members of the Audit Committee are financially literate, and Mr. Meek is considered an audit committee financial expert within the meaning of Item 407(d) of Regulation S-B.

COMPENSATION COMMITTEE

      The Compensation Committee recommends to the Board of Directors compensation for the Company's key employees. For the year ended December 31,
2006, Compensation Committee comprised Robert P. Freeman and David B. Ward, and the Compensation Committee met once. The Compensation Committee currently comprises Messrs. Meek (Chairman) and O'Neal. Please see "Executive
Compensation"-- "Determination of Executive Compensation."

      The Board of Directors has the authority to create or terminate additional committees to assist it with its duties. Each committee will have the authority to hire, at Company expense, independent legal, financial, or other consultants as it may deem necessary, without consulting or obtaining the approval of any
Company officer in advance.

PROCEDURES FOR DIRECTOR NOMINATIONS

      Due to the small size of the Board of Directors, currently, there is no standing nominating committee. However, the full Board of Directors reviews, discusses and acts on matters that would otherwise be the subject of typical nominating committee meetings.

      The Company's Articles of Incorporation provide that a stockholder may nominate one or more candidates for the election as directors if the stockholder gives the Company written notice of the intent to make the nomination (a) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the date one year after the immediately preceding annual meeting of stockholders, and (b) with respect to an election to be held at a special meeting of stockholders, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. The stockholder notice must set forth:

      o     the name and address of the stockholder who intends to make the nomination and the persons to be nominated;

      o     a representation that the stockholder is a holder of record stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

      o     a description of all arrangements or understandings between the stockholder and each of his or her nominees;

      o     such other information regarding each nominee as would be required to include in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated by the Board of Directors;
            and

      o     the consent of each nominee to serve as a director of the Company if so elected.

      Although the Board of Directors is willing to consider candidates recommended by stockholders, it has not adopted a formal policy with regard to the consideration of any director candidates recommended by security holders.
The Board of Directors believes that a formal policy is not necessary or appropriate because of the small size of the Board of Directors and because the
Company's current Board of Directors already has a diversity of business background, stockholder representation and industry experience. No replacement of these directors is currently contemplated.

      The Board of Directors believes that all of its members should have a record of personal integrity, proven ability and good judgment. The Board also believes that its directors should ideally reflect a mix of experience and other qualifications, including independence, leadership ability, prior managerial experience as a director or member of senior management, expertise in the
Company's industries, experience developing and analyzing business strategies, financial literacy, risk management skills and, for incumbent directors, his or her past performance. The nomination process will be the same whether the candidate is recommended by a stockholder, another director, management or otherwise. The Company does not pay a fee to any third party for the identification of candidates.

      Each of the nominees for election is a current director nominated by the full Board of Directors standing for re-election.

STOCKHOLDER COMMUNICATION POLICY

      Any stockholder or interested party who wishes to communicate with our
Board of Directors or any specific directors, including non-management directors, may write to:

      FirstPlus Financial Group, Inc.
      122 W. John Carpenter Freeway, Suite 450
      Irving, Texas  75039-2001
      Attn:  Corporate Secretary

      or

      mfoster@firstplusgroup.com

      Depending on the subject matter, management will:

      o     forward the communication to the director or directors to whom it is addressed;

      o     attempt to handle the inquiry directly (for example, where it is a request for information about the Company or the Company's operations or it is a stock-related matter that does not appear to require direct attention by the Board of Directors or an individual director); or

      o     not forward the communication if it is primarily commercial in nature or if it relates to an patently offensive, improper or irrelevant topic.

CODE OF ETHICS

      The Board of Directors has adopted the Company's Code of Ethics to protect the Company's reputation and to promote compliance with laws, rules and regulations. The Code of Ethics sets out the basic standards of ethics and conduct to which all of our directors, officers and employees are held. These standards are designed to deter wrongdoing and to promote honest and ethical conduct. A copy of the Company's Code of Ethics is attached hereto as Exhibit B.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth information with respect to compensation earned by the Named Executive Officers for the year ended December 31, 2006.

  Name and Principal                                          Option Awards    Other Annual
       Position          Year     Salary ($)     Bonus ($)        ($)(2)     Compensation ($)  Total ($)
--------------------- -------- -------------- -------------- --------------- ----------------  ----------
Jack (J.D.) Draper     2006         59,847         15,000            603         26,500(3)      101,950
PRESIDENT AND CHIEF
EXECUTIVE OFFICER (1)

Daniel T. Phillips     2006          6,000         60,000            603         12,000(4)      100,603
PRESIDENT AND CHIEF
EXECUTIVE OFFICER (1)

---------------
(1)   Mr. Draper served as President and Chief Executive Officer from January 1,
      2006 to November 15, 2006, when the Board of Directors appointed Mr.
      Phillips as President and Chief Executive Officer and Mr. Draper as
      Executive Vice President. In connection with these appointments, the Board of Directors set a monthly salary for Mr. Phillips and Mr. Draper of
      $4,000 and $4,250, respectively.

(2)   On December 12, 2006, the then incumbent Board of Directors granted stock options to purchase 470,000 shares of Common Stock under the Company's
      Stock Option Plan to each of Mr. Phillips and Mr. Draper. The exercise price per share for each of the options was $.08 per share, and each award had a term of 10 years, subject to earlier termination. The options vested with respect to one-third of the shares issuable thereunder on the date of grant, one-third of the shares on the first anniversary of the date of grant and one-third of the shares on the second anniversary of the date of grant. Under the terms of the Company's Stock Option Plan, the unexercised portion of the options was cancelled 60 days after the option holder ceased to be a director and/or officer of the Company.

(3)   Consists of $9,000 for attendance of meetings of the Company's Investment
      Committee and $17,500 for Mr. Draper's service as trustee of the FirstPlus
      Financial Group Grantor Residual Trust.

(4)   Consists of fees for attendance of meetings of the Company's Investment
      Committee.

OUTSTANDING EQUITY AWARDS AT YEAR-END

      The following table sets forth information concerning unexercised options and stock that had not vested for each of the Company's named executive officers that were outstanding as of December 31, 2006.

                                                                    Option Awards
                          ----------------------------------------------------------------------------------------
                            Number of Securities   Number of Securities
                                 Underlying             Underlying
                             Unexercised Options    Unexercised Options    Option Exercise     Option Expiration
              Name             (#) Exercisable       (#) Unexercisable        Price ($)              Date
------------------------- ----------------------- ----------------------- ------------------ ---------------------
Jack (J.D.) Draper                 156,667                313,333                     .08          12/12/16

Daniel T. Phillips                 156,667                313,333                     .08          12/12/16

DETERMINATION OF EXECUTIVE COMPENSATION

      The Compensation Committee has overall responsibility for the Company's executive compensation policies and practices.  For 2006, the Compensation
Committee comprised Robert P. Freeman and David B. Ward.  The Compensation
Committee currently comprises Roger S. Meek and Robert O'Neal.   The
Compensation Committee's functions include:

      o     determining the compensation of the President and Chief Executive
            Officer of the Company,

      o     upon recommendation of the Chief Executive Officer, reviewing and approving any other executive officers' compensation; and

      o     reviewing, approving and granting awards under stock incentive plans.

   The Compensation Committee determines compensation according to the following five elements:

      o     establishing objectives for compensation,

      o     defining appropriate competitive reference points,

      o     creating an appropriate linkage between compensation programs and
            Company objectives and values,

      o     describing the roles of various elements of compensation, and

      o     maintaining good governance practices concerning compensation.

      The Compensation Committee works with senior management to develop and implement the Company's executive compensation philosophy. Generally, the
Company's philosophy on executive compensation is to provide base cash compensation and to provide additional incentive compensation in the form of cash bonuses and grants of options based on the realization of stated
objectives, expected to result in improvements in total stockholder return.
Stated another way, the Company's executive compensation policy is based on pay-for-performance. The Company does not use compensation consultants in determining or recommending the amount or form of executive and director compensation.

      The Company conducted minimal operations through the end of 2006. Since that time, the operations of its subsidiary, Ole Auto Group, Inc., have expanded and the Company has made two acquisitions. As a result, the Company has significant ongoing operations. The Company's officers and directors will receive increased compensation in 2007 and thereafter, reflecting their increased responsibilities (see "Employment Agreements").

      As the Company continues in its efforts to create stockholder value in the years ahead, the Compensation Committee will review, monitor and evaluate the
Company's program for executive compensation to ensure that it is internally effective in support of the Company's strategy, is competitive in the marketplace to attract, retain and motivate the talent needed to achieve the
Company's objectives, and appropriately rewards the creation of value on behalf of the Company's stockholders.

      During 2006, Mr. Draper, the Company's President and Chief Executive
Officer until November 2006, and Mr. Phillips, the Company's President and Chief
Executive Officer from November 2006 until June 2007, each received base compensation related primarily to the level of the Company's operations, his level of responsibility and the Company's ability to pay his compensation, respectively.

      The Board of Directors endorses the view that equity ownership by management is beneficial in aligning management and stockholders' interests in the enhancement of stockholder value. The Board of Directors may implement additional equity-based compensation plans to facilitate equity ownership by management as the Company evolves and resumes ongoing operations.

      Section 162(m) of the Internal Revenue Code eliminates the Company's ability to deduct certain compensation over $1 million paid to the named executives unless such compensation is based on performance objectives meeting certain criteria or is otherwise excluded from the limitation. The Company strives whenever possible to structure its compensation plans such that they are tax deductible by the Company. At this time, none of the Company's executive officers' compensation subject to the deductibility limits exceeds $1 million, and it is the Board's view that the Company will not likely be affected by the deductibility rules in the near future.

EMPLOYMENT AGREEMENTS

      On August 27, 2007, the Company entered into an employment agreement with
John Maxwell, the Company's Chief Executive Officer and President. The
agreement, effective as of July 1, 2007, provides for an initial term ending on
June 30, 2009 and is automatically renewed for additional one-year terms unless either party provides the other party with advance notice of its intent not to renew. Mr. Maxwell is to receive a base salary at the annual rate of $200,000 and such incentive compensation and bonuses, if any, (i) as the Board of
Directors in its absolute discretion may determine, and (ii) to which the Mr.
Maxwell may become entitled pursuant to the terms of any incentive compensation or bonus program, plan or agreement from time to time in effect in which he is a participant.

      On August 27, 2007, the Company entered into an employment agreement with
William Handley, the Company's Chief Financial Officer, Vice President and
Treasurer. The agreement is substantially identical to Mr. Maxwell's agreement, except that it provides for a base salary at the annual rate of $145,000.

DIRECTOR COMPENSATION FOR 2006

      The following table sets forth the amounts paid to the Company's former directors, other than the directors whom also served as named executive officers, for their service as directors of the Company.

                                                                               Change in
                                                                                Pension
                            Fees                                                Value and
                           Earned                              Non-Equity     Nonqualified
                         or Paid in    Stock       Option    Incentive Plan     Deferred       All Other
                            Cash       Awards      Awards     Compensation    Compensation    Compensation     Total
          Name             ($)(1)       ($)        ($)(2)         ($)         Earnings ($)        ($)           ($)
----------------------- ------------ ---------- ----------- ---------------- -------------- ---------------- ---------
Robert P. Freeman          23,500       --          603           --               --            30,000        54,103
John R. Fitzgerald (3)     34,000       --          603           --               --            30,000        64,603
Daniel T. Phillips (4)     40,000       --          603           --               --            60,000       100,603
James Roundtree (3)(5)     26,000       --          603           --               --            60,000        86,603
David B. Ward              23,500       --          603           --               --            30,000        54,103

                                       10

-------------
(1)  In 2006, the Company paid directors $1,500 for each meeting in which they participated. The Company did not pay directors who were also employees of the Company any additional compensation for their service as directors, except for the reimbursement of expenses incurred in attending meetings.
     Directors were also eligible to receive stock options for their service as directors.

(2)  On December 12, 2006, the Company's then incumbent Board of Directors approved awards of stock options to purchase 470,000 shares of Common Stock under the Company's Stock Option Plan to each of the directors. The exercise price per share for each of the awards was $.08 per share, and each award had a term of 10 years. The options vested with respect to one-third of the shares issuable thereunder on the date of grant, one-third of the shares on the first anniversary of the date of grant and one-third of the shares on the second anniversary of the date of grant. Under the terms of the Company's Stock Option Plan, the unexercised portion of the options was cancelled 60 days after the option holder ceased to be a director and/or officer of the Company.

(3)  During 2006, Mr. Fitzgerald and Mr. Roundtree each received $1,500 per month from the FirstPlus Financial Group, Inc. Grantor Residual Trust for
     their services as trustees.

(4)  Mr. Phillips was appointed as the Company's President and Chief Executive
     Officer in November 2006.

(5)  Mr. Roundtree was appointed as the Company's Chief Financial Officer in
     November 2006 and as a director in December 2006.

      In December 2006, the then incumbent Board of Directors reviewed options granted to certain former directors and determined that the exercise price of these options exceeded the fair market value of the Company's Common Stock. The options granted to such directors had an exercise price of $.10 per share. The
Board of Directors was concerned that the Company's total compensation package for its directors was less attractive than compensation offered by its competitors and other comparable companies because the exercise price of options granted to new executives of such companies would afford greater opportunity for appreciation than the Company's options. The Board of Directors was also concerned because issuance of stock options for service as directors had been suspended since 2003 and payment of director compensation had at times been postponed between 1999 and 2004.

      As a result, on December 12, 2006, the Board of Directors approved awards of stock options to purchase 470,000 shares of Common Stock under the Company's
Stock Option Plan to each of Robert P. Freeman, John R. Fitzgerald, Daniel P.
Phillips and David B Ward. The exercise price per share for each of the awards was $.08 per share, and each award had a term of 10 years. The options vested with respect to one-third of the shares issuable thereunder on the date of grant, one-third of the shares on the first anniversary of the date of grant and one-third of the shares on the second anniversary of the date of grant. Under the terms of the Company's Stock Option Plan, the unexercised portion of the options was cancelled 60 days after the option holder ceased to be a director and/or officer of the Company.

      These stock option awards were granted in replacement of outstanding options to purchase 300,000 shares at an exercise price of $.10 per share granted to each of Mr. Freeman, Mr. Fitzgerald, Mr. Phillips and Mr. Ward in
July 2002.

      Commencing with their election to the Board of Directors, in 2007, Roger
S. Meek and Robert O'Neal will each receive annual compensation of $52,000, payable quarterly, for their service on the Company's Board of Directors, Audit
Committee and Compensation Committee, comprising $30,000 in director's fees and
$22,000 in committee fees. William Handley, John Maxwell and David Roberts will not receive any additional compensation for serving on the Company's Board of
Directors.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

      Until August 2007, the Company's executive offices were shared with the facilities leased by Capital Lending Strategies, LLC ("Capital Lending"), which incurred the cost and full responsibility of the lease. The value of this lease

                                       11

arrangement to the Company amounted to $400 in each of 2005 and 2006. There was no formal agreement between the Company and Capital Lending with respect to the lease arrangement. Until August 2007, Ole Auto Group, Inc. had a sublease from
Capital Lending for its executive office facilities with rent payments of
$3,881.50 per month, plus certain expenses. Daniel T. Phillips, the Company's former President, Chief Executive Officer and director, was a Manager and Member of Capital Lending.

      The Company has outstanding loans to Capital Lending in an amount of approximately $63,132 as of June 30, 2006 based on a series of loan advances made to Capital Lending in 2002, 2003 and 2004 pursuant to a revolving promissory note. The line of credit bears interest at the prime rate of interest as established by the Wall Street Journal plus 1% and matures on the second anniversary of any advance on the line of credit. The Company expects that the balance will continue to be paid down and does not intend to extend any additional credit to Capital Lending.

      During 2006, the Company had a liability insurance policy with American
Financial Services covering its directors and officers. The total premium for the policy was $77,500. Dexter & Company was the broker for the policy. John R.
Fitzgerald, a former director of the Company, was Executive Vice President of
Dexter & Company.

                                   PROPOSAL II
             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

TERMINATION OF LIGHTFOOT GUEST MOORE & CO., PC

      On June 11, 2007, the Company terminated Lightfoot Guest Moore & Co., PC as its independent registered public accounting firm, effective immediately. The termination was recommended by the Company's Board of Directors.

      The reports of Lightfoot on the consolidated financial statements of the
Company as at and for the years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      The reports of Lightfoot on the consolidated financial statements of the
Company as at and for the years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the years ended December 31, 2006 and 2005 and through the date of termination, there were no disagreements with Lightfoot Guest Moore & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of
Lightfoot Guest Moore & Co., would have caused it to make reference thereto in its reports on the financial statements for such years.

      During the years ended December 31, 2006 and 2005 and through the date of termination, there were no events of the type described in Item 304(a)(1)(iv) of
Regulation S-B.

ENGAGEMENT OF BUCKNO LISICKY & COMPANY

       On June 11, 2007, the Company engaged Buckno Lisicky & Company as the
Company's independent registered public accountant. The engagement of Buckno
Lisicky & Company was approved by the Company's Board of Directors.

      During the years ended December 31, 2006 and 2005 and through the date of termination of Lightfoot Guest Moore & Co., the Company did not consult with
Buckno Lisicky & Company with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed;
(ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of disagreement (as

                                       12

defined in Item 304(a)(1)(iv) of Regulation S-B) or an event of the type described in Item 304(a)(1)(iv) of Regulation S-B.

      The Company provided Lightfoot Guest Moore & Co. with a copy of the foregoing disclosure and requested Lightfoot Guest Moore & Co. to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made therein. A copy of Lightfoot Guest Moore & Co.'s letter was filed with the
SEC on June 18, 2007.

      Although the selection of independent auditors does not require ratification, the Board of Directors has directed that the appointment of Buckno
Lisicky & Company be submitted to stockholders for ratification due to the significance of such appointment to the Company. If stockholders do not ratify the appointment of Buckno Lisicky & Company as the Company's independent auditors, the Board of Directors will consider the appointment of other certified public accountants. A representative of Buckno Lisicky & Company will be present at the Meeting, will be available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires. The
Company does not expect that a representative of Lightfoot Guest Moore & Co.
will be present at the Meeting. The approval of the proposal to ratify the appointment of Buckno Lisicky & Company requires the affirmative vote of a majority of the Votes Cast.

FEES

      The following table sets forth fees billed to us during the years ended
December 31, 2006 and 2005 by Lightfoot, the Company's independent auditors:

                                   December 31, 2006   December 31, 2005
                                   -----------------   -----------------
            (i) Audit Fees              $67,592             $64,500
            (ii) Audit Related Fees        --                $5,256
            (iii) Tax Fees                 --                  --
            (iv) All Other Fees            --                  --

      AUDIT FEES. Consists of fees billed for professional services rendered by
Lightfoot Guest Moore & Co. for the audit of the Company's financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the Company's auditors in connection with statutory and regulatory filings or engagements.

      AUDIT RELATED FEES. Consists of fees billed by Lightfoot Guest Moore & Co.
for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees."

      TAX FEES.  Consists of fees for tax compliance, tax advice and tax planning.

      ALL OTHER FEES.  Consists of fees for products and services other than the services reported above.  There were no management consulting services provided in 2006 or 2005.

POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF
INDEPENDENT AUDITORS

      Durring 2006, the Company's then incumbent Board of Directors' did not have a formal written policy regarding pre-approval of audit and permissible non-audit services provided by the independent auditors.

      On August 27, 2007, the Company created a separately-designated standing
Audit Committee. The Company's current policy is that all audit and non-audit services to be performed by the Company's independent accountant must be approved in advance by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

                                       13

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE
RATIFICATION OF THE APPOINTMENT OF BUCKNO LISICKY & COMPANY AS THE COMPANY'S
INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2007.

                              STOCKHOLDER PROPOSALS

      In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Stockholders of the
Company, stockholder proposals for such meeting must be submitted to the Company no later than May 25, 2008. The Company's Articles of Incorporation provide that a stockholder seeking to have a proposal included in the Company's proxy statement must comply with the requirements of Regulation 14A under the
Securities Exchange Act of 1934, as amended.

      Under SEC rules, if the Company does not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year's proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the Company's 2008 Annual Meeting of Stockholders, if the
Company does not have notice of a stockholder proposal on or before August 6,
2008, the Company will be permitted to use its discretionary voting authority as outlined above.

      The Company's Articles of Incorporation establish procedures for bringing business before any annual meeting or special meeting of stockholders of the
Company. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the
Company, not less than twenty (20) days nor more than fifty (50) days prior to the meeting; provided, however, that in the event that less than thirty (30)
days' notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting the following information:

      o     a brief description of the business proposed to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

      o     the name and address, as they appear on the Company's books, of the stockholder proposing such business;

      o     the number of shares of the Company which are beneficially owned by the stockholder; and

      o     any material interest of the stockholder in such business.

      The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. The chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, in which event, the officer will announce that determination to the Meeting and the defective nomination will be disregarded.

                               PROXY SOLICITATION

      The cost of soliciting proxies will be borne by the Company. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefor. We have retained Mackenzie Partners, Inc., 105
Madison Avenue, 14th Floor, New York, New York 10016, as proxy solicitor, for a fee of $5,000 plus out-of-pocket expenses.

                                       14

      The Company requests persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy, and the
Company will reimburse such persons for their reasonable expenses.

                                  ANNUAL REPORT

      All stockholders of record as of September 14, 2007 have been sent, or are concurrently herewith being sent, a copy of the Company's Annual Report for the year ended December 31, 2006. Such report contains certified consolidated financial statements of the Company and its subsidiaries for the year ended
December 31, 2006.

                                    By Order of the Company,

                                    DAVID ROBERTS
                                    Secretary

Dated: September 20, 2007
       Irving, Texas

      THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON
FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2006 (WITHOUT EXHIBITS), AS FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION TO STOCKHOLDERS OF RECORD ON THE
RECORD DATE WHO MAKE WRITTEN REQUEST THEREFOR TO DAVID ROBERTS, SECRETARY,
FIRSTPLUS FINANCIAL GROUP, INC., 122 W. JOHN CARPENTER FREEWAY, SUITE 450,
IRVING, TEXAS 75039-2001.

                                       15

                                                                       EXHIBIT A

                       FIRSTPLUS FINANCIAL GROUP, INC.

                           AUDIT COMMITTEE CHARTER

PURPOSE OF THE AUDIT COMMITTEE

      The Audit  Committee  (the  "Committee")  is a  committee  of the Board of
Directors  (the "Board") of FirstPlus  Financial  Group,  Inc.  (the  "Company")
established for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of its financial statements.

      The purposes of the Committee  shall be to assist the Board in overseeing:
(i) the  integrity of the  Company's  financial  statements,  (ii) the Company's compliance  with  legal  and  regulatory  requirements,  (iii)  the  independent auditor's qualifications and independence, (iv) the performance of the Company's independent  auditor,  and (v) the Company's  system of disclosure  controls and system of internal  financial,  accounting and legal  compliance  controls.  The
Committee  shall  also  provide  an  open  avenue  of  communication  among  the independent auditors, financial and other senior management and the Board.

      The  Committee  shall  oversee  the  Company's  accounting  and  financial reporting  processes and the quality and integrity of its financial  reports and other financial  information provided by the Company to any non-tax governmental body.

      The  Committee   shall  be  solely   responsible   for  the   appointment,
compensation  and  oversight  of the  Company's  independent  auditors,  and the independent auditors shall report directly to the Committee.

      The Committee shall serve as an independent and objective party to monitor the  Company's  financial  reporting  process and internal  control  system.  In discharging  its oversight  role, the Committee is empowered to investigate  any matter  brought  to its  attention  with  full  access  to all  books,  records, facilities  and personnel of the Company and to engage,  determine  funding for, and obtain advice and assistance from independent  counsel and other advisors as the Committee  deems  necessary to carry out its duties.  The Company shall also provide funding for ordinary  administrative  expenses of the Committee that the
Committee deems necessary or appropriate in carrying out its duties.

COMPOSITION AND MEMBERSHIP REQUIREMENTS

      The Board shall appoint the  Committee  and shall  designate its Chairman.
The Committee shall consist of at least two independent directors,  each of whom shall satisfy the independence  requirements of the  Sarbanes-Oxley  Act of 2002 and  the  regulations  thereunder  (the  "Act"),  the  Securities  and  Exchange
Commission (the "SEC") and the Nasdaq Stock Market ("Nasdaq").  Without limiting the foregoing, each appointed director shall be independent of the management of the Company, both directly and indirectly,  and free from any relationship that, in the opinion of the Board,  would  interfere  with the  exercise of his or her independent judgment as a member of the Committee.

      The Committee  members shall have working  familiarity  with basic finance and  accounting  practices  and have the knowledge  and  experience  required to fulfill their  responsibilities,  as specified by Nasdaq requirements.  At least one member of the Committee shall have past employment  experience in finance or accounting,  requisite  professional  certification in accounting,  or any other comparable experience or background that results in that individual's  financial sophistication,  including  being or having been a chief  executive  officer,  a chief  financial  officer  or other  senior  officer  with  financial  oversight responsibilities  and,  therefore,  shall  qualify as a  "financial  expert," as contemplated by the Act and SEC and Nasdaq rules. The identity of such member(s)
shall be disclosed in periodic filings as required by the SEC.

      Committee members shall be elected by the Board at a meeting of the Board;
members shall serve until their  successors shall be duly elected and qualified.
The Board may,  at any time,  remove any  member of the  Committee  and fill the vacancy created by such removal. The Committee's chairman shall be designated by the full Board,  comprising  a majority of  independent  directors,  or the full
Committee.

COMMITTEE MEETINGS

      1. COMMITTEE  MEETINGS.  The Committee  shall meet as a committee at least quarterly,  or more frequently as circumstances require,  either in person or by telephone  conference  call. The Chairman shall prepare and/or approve an agenda in advance of each meeting.  The agenda should be developed in consultation with management,  other  Committee  members  and  independent  auditors  and shall be consistent with this Charter.  The Committee shall maintain  minutes of meetings and report to the Board on significant  results of its activities.  The Chairman shall also be responsible for leadership of the Committee,  including  presiding over the meetings,  making Committee assignments and reporting to the Board. The
Chairman shall also maintain  regular liaison with the Chief Executive  Officer,
Chief Financial Officer and the lead independent audit partner.  If the Chairman is not present at any  meeting,  the members of the  Committee  may  designate a
Chairman by majority vote of the Committee members. Meetings should be scheduled to permit  appropriate  prior review and timely filing of the Company's  interim and year-end financial statements.

      2. MEETINGS WITH INDEPENDENT  AUDITORS.  The Committee shall meet with the independent  auditors prior to the  commencement  of the audit and to review the annual financial  statements prior to their release and at such other times that the Chairman may deem necessary or appropriate for any reason,  including at the request of the  independent  auditors.  At the  discretion of the Chairman,  the principal  financial  and  accounting  officers of the Company may be invited to attend  the  meetings  of the  Committee  (or  portions  thereof)  held with the independent auditors.

      3.  SEPARATE  MEETINGS.  A  regularly  scheduled  meeting  may  include an executive  session of the Committee,  absent members of management,  and on such terms and  conditions as the  Committee may elect.  As part of its job to foster open communication,  the Committee may meet periodically with management and the independent  auditors in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately.

                                      A-2

      4.  AVAILABILITY.  The Committee shall make itself  available to meet with management  of the Company to discuss any matters  that it or  management  deems appropriate,  and shall be available to the independent auditors during the year for consultation purposes.

COMMITTEE RESPONSIBILITIES AND DUTIES

      The Committee  shall assist the Board in fulfilling the Board's  oversight responsibilities  with respect to financial  reporting to  stockholders  and the
SEC, the system of controls that  management has  established,  and the external audit process, and report the results of its activities to the Board.

      The following shall be the principal  recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide  with  the  understanding  that  the  Committee  may  supplement  them  as appropriate:

      1. REVIEW AND OVERSIGHT PROCEDURES.

            a. REVIEW OF CHARTER.  The  Committee  shall review and reassess the adequacy of this Charter at least  annually,  propose changes to this Charter to the Board for its approval as necessary,  and cause this Charter to be published at least triennially in accordance with SEC regulations.

            b. REVIEW OF FILINGS, FINANCIAL STATEMENTS AND OTHER DISCLOSURES.

                  i. The Committee shall review with  management  (including the principal  financial and accounting officers of the Company) and the independent auditors,  prior to release, the filings required to be made by the Company with the SEC on an annual and quarterly  basis, as well as any other required interim reports,  filings or documents  that  contain  financial  information  about the
Company. The Committee shall specifically review the results of the annual audit of the  Company's  consolidated  financial  statements  prior to the  filing  or distribution  thereof,  including the Company's  disclosures under "Management's
Discussion and Analysis of Financial  Condition and Results of Operations,"  any
appropriate  matters  regarding the clarity of the disclosures in such financial statements,  accounting principles,  practices and any other matters required to be  communicated  to the Committee by the  independent  auditors under Generally
Accepted Auditing Standards ("GAAS").  The Committee shall cause the independent auditors to conduct a SAS 100 Interim  Financial  Review prior to each filing of the Company's Form 10-Q. The Committee  shall recommend to the Board whether the financial statements should be included in the periodic filings of the Company.

                  ii. The Committee shall review:  (a) material issues regarding accounting  principles  and  financial  statement  presentations,  including any significant  changes in the  Company's  selection or  application  of accounting principles,  and material  issues as to the adequacy of the  Company's  internal controls  and any  special  audit  steps  adopted in light of  material  control deficiencies; (b) analyses prepared by management and/or the independent auditor setting forth  significant  financial  reporting  issues and  judgments  made in connection with the preparation of the financial statements,  including analyses of the effects on the financial  statements of alternative  methods  pursuant to
Generally Accepted Accounting Principles ("GAAP");  (c) the effect of regulatory and accounting  initiatives,  as well as off-balance  sheet  structures,  on the

                                      A-3

financial  statements  of the  Company;  and (d) the  type and  presentation  of information  to be  included  in  earnings  press  releases  (paying  particular attention to any use of "pro forma," or "adjusted"  non-GAAP,  information),  as well as review of any financial  information and earnings  guidance  provided to analysts and rating agencies.

                  iii.  The  Committee  shall review  analyses  and  significant findings by the independent  auditors with respect to financial reporting issues
and  judgments  made  in  connection  therewith,   including  (a)  any  material
difficulties or problems with any audit work, (b) any  restrictions on the scope of the independent auditors' activities or access to requested information,  (c)
any significant  disagreements with management and the independent  auditors and any accounting  adjustments noted or proposed by the independent  auditors,  but not  accepted by  management,  (d) any  communications  between the  independent auditing team and the firm's national  office  respecting  material  auditing or accounting  issues  presented by the engagement,  (e) any management or internal control  letter  issues  raised,  or proposed to be raised,  by the  independent auditors to the Company,  and (f) any  material  issue as to the adequacy of the
Company's  internal  controls  and  specific  audit  steps  adopted  in light of material control  deficiencies.  After completion of such review,  the Committee shall make its recommendation to the Board.

            c. COMMITTEE OVERSIGHT OF ACCOUNTING PERSONNEL.  The Committee shall meet from time to time with the principal  financial and accounting  officers of the Company to review accounting policies followed, changes therein,  accounting controls,  and any issues  that may be raised by the  independent  auditors.  In conformity with the Company's  continuing policy, the accounting  officers shall report to the Board  upon  submission  of the  annual  and  quarterly  financial statements of the Company.

            d. ANNUAL  PERFORMANCE  EVALUATION.  The Committee  shall perform an annual self-evaluation of its performance.

      2. INDEPENDENT AUDITORS.

            a. COMMITTEE OVERSIGHT OF INDEPENDENT AUDITORS.  The Committee shall have the sole authority  regarding,  and shall be directly  responsible for, the appointment, compensation, oversight, termination and replacement of, as well as funding for, the independent auditors for the purpose of preparing or issuing an audit report or related work, or any non-audit work, subject, if applicable,  to stockholder  ratification.  The Committee shall have a clear  understanding with management and the  independent  auditors that the  independent  auditors report directly to the Committee, as representatives of the Company's stockholders.

            b. AUDITORS' INDEPENDENCE. The Committee shall annually request from the auditors, a formal written statement  delineating all relationships  between the  auditors  and the Company  consistent  with  Independence  Standards  Board
Standard 1,  including  fees paid by the Company to the auditors,  in accordance with the Act's requirements;  review with the auditors all relationships between the auditors and management of the Company that may impact the  objectivity  and independence  of the auditor and take,  or  recommend  that the full Board take, appropriate action to oversee the independence of the outside auditor.

                                      A-4

            c. AUDIT PLAN.  Prior to the  commencement of the annual audit,  the scope of the independent  auditors'  examination and the planning therefor shall be presented to the Committee by the independent  auditors.  The Committee shall review the independent  auditors' plan and discuss scope,  staffing,  locations, reliance upon  management and general audit  approach.  The Committee  should be
satisfied  that  the  audit  plan  is  sufficiently   detailed  and  covers  any
significant areas of concern that the Committee may have.

            d.  PRE-APPROVAL  OF THE  INDEPENDENT  AUDITORS' FEES. The Committee
shall review and pre-approve both audit and non-audit services to be provided by the  independent  auditor (other than with respect to the de minimis  exceptions permitted  by the Act).  This duty may be  delegated  to one or more  designated members of the Committee with any such pre-approval reported to the Committee at its next regularly  scheduled  meeting.  Approval of non-audit services shall be disclosed  to  investors in periodic  reports  required by Section  13(a) of the
Securities Exchange Act of 1934.

            e.  INDEPENDENT  AUDITORS'  REPORT  ON  PRACTICES.  The  independent auditors  shall report  promptly to the  Committee  (a) all critical  accounting policies and practices to be used; (b) all  alternative  treatments of financial information, ramifications of such treatment, and the treatment preferred by the auditors;  and (c) all material written  communications  between the independent audit firm and Company management.  The Committee shall also review any problems with  management  and any  other  matters  required  to be  communicated  to the
Committee under GAAS or applicable  rules under or of the Act, the SEC,  Nasdaq, or other regulatory  authorities.  The independent auditors shall also report on recently  issued and adopted  accounting  standards,  the  Company's  compliance therewith,  and  the  effect  of  unusual  or  extraordinary  transactions.  The independent  auditors must discuss their judgments about the quality and content of the Company's accounting principles with the Committee.

            f. QUALITY CONTROL OF THE INDEPENDENT  AUDITORS. On an annual basis, the Committee shall obtain a report from the independent auditors describing (i)
the independent  auditors'  internal  quality-control  procedures,  and (ii) any material issues raised by the most recent internal  quality-control  review,  or peer review,  of the firm, or by any inquiry or investigation by governmental or professional  authorities,  within the preceding  five years,  respecting one or more  independent  audits  carried out by such firm, and any steps taken to deal with any such issues.  The  Committee  shall then present its  conclusions  with respect to the independent auditor to the full Board.

            g.  ROTATION  OF  THE  INDEPENDENT  AUDITORS.  The  Committee  shall annually (i) assess the  qualifications,  performance  and  independence  of the auditors and the lead (or  coordinating)  audit  partner (or other audit partner having primary responsibility for the audit); and ii) take any actions necessary to ensure the rotation, not less than every five years, of the audit partner.

            h. HIRING POLICIES. The Committee shall confirm that the Company has complied with the Act in the hiring of any employees or former  employees of the independent auditors, after consultation with management.

                                      A-5

      3. LEGAL COMPLIANCE.

            a. LEGAL  COMPLIANCE.  The Committee shall review with the Company's counsel any legal matters that could have a significant  impact on the Company's financial  statements,  compliance  with applicable  laws and  regulations,  and inquiries received from regulators or governmental agencies, including corporate securities trading policies.

            b. REVIEW OF  DISCLOSURES  BY OFFICERS.  The Committee  shall review disclosures  made by the  Company's  principal  executive  officer and principal financial  officer  regarding  compliance with their  certification  obligations under the Act,  including the Company's  disclosure  controls and procedures and internal controls for financial reporting.

            c. RELATED PARTY  TRANSACTIONS.  The Committee  shall be responsible for reviewing and approving all related party transactions involving the Company and any director, executive officer, other employee, or family member thereof.

            d.  COMPLIANCE  WITH  CONFLICTS OF INTERESTS  POLICY.  The Committee
shall, on behalf of the Board and  stockholders  of the Company,  satisfy itself that the  policies  set forth in the  Company's  Employee  Handbook are strictly adhered to by the Company's officers, directors and employees.

      4. OTHER COMMITTEE ACTIVITIES.

            a. EARNINGS RELEASES. The Committee shall discuss earnings releases, prior to their  release to the  public,  as well as  financial  information  and earnings guidance provided to analysts and rating agencies.

            b. COMPLAINT  PROCEDURES.  The Committee shall establish  procedures for the receipt,  retention and treatment of complaints  received by the Company regarding the Company's  accounting,  internal  accounting controls and auditing matters and for the  confidential,  anonymous  submissions  by  employees of the
Company of concerns relating to questionable accounting or auditing matters.

            c.  COMMITTEE  REPORTS.  The  Committee  shall  prepare  reports  to stockholders  as  required  by the  SEC's  proxy  rules  to be  included  in the
Company's annual proxy statement.

            d.  OTHER.  The  Committee  shall  have the power and  authority  to perform  any other  activities  consistent  with  this  Charter,  the  Company's by-laws,  and governing  law, as the  Committee or the Board deems  necessary or appropriate.

LIMITATION

      Nothing in this  Charter is intended  to alter in any way the  standard of conduct  that applies to any of the  directors  of the Company  under the Nevada
General Corporation Law, as from time to time amended, and this Charter does not impose,  nor shall it be interpreted to impose, any duty on any director greater than,  or in  addition  to, the  duties or  standard  established  by the Nevada
General Corporation Law.

                                      A-6

                                                                       EXHIBIT B

                         FIRSTPLUS FINANCIAL GROUP, INC.

                                CODE OF ETHICS

                                  Introduction

      FirstPlus Financial Group, Inc.'s reputation for honesty and integrity is the sum of the personal reputations of our directors, officers and employees. To protect this reputation and to promote compliance with laws, rules and regulations, this Code of Ethics has been adopted by our Board of Directors.

      This Code sets out the basic standards of ethics and conduct to which all of our directors, officers and employees are held. These standards are designed to deter wrongdoing and to promote honest and ethical conduct, but will not cover all situations. If a law or employment agreement conflicts with a policy in this Code, you must comply with the law or employment agreement; however, if a local custom or policy conflicts with this Code, you must comply with the
Code.

      If you have any doubts whatsoever as to the propriety of a particular situation, you should submit it in writing to FirstPlus Financial Group, Inc.'s
President, who will review the situation and take appropriate action in keeping with this Code, our other corporate policies, and the applicable law. If your concern relates to the President, you should submit your concern, in writing, to the Company's Board of Directors.

1.    Honest and Ethical Conduct

      For directors, officers and employees, we, as a Company, require honest and ethical conduct from everyone subject to this Code. Each of you has a responsibility to all other directors, officers and employees of FirstPlus
Financial Group, Inc., and to FirstPlus Financial Group, Inc. itself, to act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing your independent judgment to be subordinated. In essence, you are expected to conduct yourself in a manner that meets with our ethical and legal standards.

2.    Compliance with Laws, Rules and Regulations

      For directors, officers and employees, you are required to comply with all applicable governmental laws, rules and regulations, both in letter and in spirit. Although you are not expected to know the details of all applicable laws, rules and regulations, we expect you to seek advice from FirstPlus
Financial Group, Inc.'s President, who may seek advice from legal counsel, if you have any questions about whether the requirement applies to the situation or conduct that may be required to comply with any law, rule or regulation.

3.    Conflicts of Interest

      For directors, officers and employees, you must handle in an ethical manner any actual or apparent conflict of interest between your personal and business relationships. Conflicts of interest are prohibited as a matter of policy. A "conflict of interest" exists when a person's private interest interferes with the interests of FirstPlus Financial Group, Inc. For example, a conflict situation arises if you or a member of your family receives an improper personal benefit as a result of your position with FirstPlus Financial Group,
Inc. If you become aware of any material transaction or relationship that reasonably could be expected to effect a conflict of interest, you should report it promptly to FirstPlus Financial Group, Inc.'s President. Conflicts of
interest are prohibited as a matter of Company policy, except under guidelines set forth in the Company By-Laws or approved by the Board of Directors.

4.    Public Disclosures

      For directors, officers and employees, it is FirstPlus Financial Group,
Inc.'s policy to provide disclosure in accordance with applicable law in all reports and documents that we file with, or submit to, the Securities and
Exchange Commission (the "Commission") and in all other public communications made by FirstPlus Financial Group, Inc.

5.    Confidentiality

      For directors, officers and employees, you should maintain the privacy of all confidential information entrusted to you by FirstPlus Financial Group, Inc.
or by persons with whom FirstPlus Financial Group, Inc. does business, except when disclosure is authorized or legally mandated. Confidential information includes all non-public information that might be of use to competitors of, or harmful to, FirstPlus Financial Group, Inc., customers, or persons with whom
FirstPlus Financial Group, Inc. does business, if disclosed.

6.    Insider Trading

      If you have access to material, non-public information concerning
FirstPlus Financial Group, Inc., you are not permitted to use or share that information for stock trading purposes, or for any other purpose except the conduct of FirstPlus Financial Group, Inc.'s business. All non-public information about FirstPlus Financial Group, Inc. should be considered confidential information. Insider trading, which is the use of material, non-public information for personal financial benefit or to "tip" others who might make an investment decision on the basis of this information, is not only unethical but also illegal. The prohibition on insider trading applies not only to FirstPlus Financial Group, Inc.'s securities, but also applies to securities of other companies should you learn of material, non-public information about these companies in the course of your duties to FirstPlus Financial Group, Inc.
"Insider trading" violations may subject you to criminal or civil liability, in addition to disciplinary action by FirstPlus Financial Group, Inc.

7.    Interpretations and Waivers of the Code of Business Conduct and Ethics

      As directors, officers and employees, if you are uncertain whether a particular activity or relationship is improper under this Code or requires a waiver of this Code, you should disclose it to FirstPlus Financial Group, Inc.'s
President, who will determine first whether a waiver of this Code is required and second, if required, whether a waiver will be granted. You may be required to agree to conditions before a waiver or a continuing waiver is granted.
However, any waiver of this Code for an executive officer or director may be made only by FirstPlus Financial Group, Inc.'s Board of Directors and will be promptly disclosed to the extent required by applicable law, rule or regulation.

                                      B-2

8.    Reporting any Illegal or Unethical Behavior

      Any report or allegation of a violation this Code need not be signed and may be sent to FirstPlus Financial Group, Inc.'s President anonymously. All reports of violations of this Code, including reports sent anonymously, will be promptly investigated and, if found to be accurate, acted upon in a timely manner. If any report of wrongdoing relates to accounting or financial reporting matters, or relates to persons involved in the development or implementation of
FirstPlus Financial Group, Inc.'s system of internal controls, a copy of the report will be promptly provided to the Board of Directors, which may participate in the investigation and resolution of the matter. It is the policy of FirstPlus Financial Group, Inc. not to allow actual or threatened retaliation, harassment or discrimination due to reports of misconduct by others made in good faith by employees. Employees are expected to cooperate in internal investigations of misconduct.

9.    Compliance Standards and Procedures

      This Code is intended to be a statement of basic principles and standards and does not include specific rules that apply to every situation. Its contents must be viewed within the framework of FirstPlus Financial Group, Inc.'s employment agreements, other policies, practices, instructions as well as the requirements of the law. This Code is in addition to other policies, practices or instructions of FirstPlus Financial Group, Inc. that must be observed.
Moreover, the absence of a specific corporate policy, practice or instruction covering a particular situation does not relieve you of the responsibility for exercising ethical standards applicable to the circumstances.

      Violation of any of the standards contained in this Code, or in any other policy, practice or instruction of FirstPlus Financial Group, Inc., can result in disciplinary actions, including dismissal and civil or criminal action against the violator. This Code should not be construed as a contract of employment and does not change any employment agreement or any person's status as an at-will employee.

      This Code is for the benefit of FirstPlus Financial Group, Inc., and no other person is entitled to enforce this Code. This Code does not, and should not be construed to, create any private cause of action or remedy in any other person for a violation of the Code.

                                      B-3

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.          Please      ------
                                                              Mark Here
                                                              for Address
                                                              Change or     |_|
                                                              Comments
                                                              SEE REVERSE SIDE
                                                                                                              FOR  AGAINST  ABSTAIN
1. Election of nominees named      FOR all nominees     WITHHOLD AUTHORITY   2. To ratify the appointment    -----  -----    -----
   below to the Board of          listed to the left     to vote for all        of Buckno Lisicky & Company
   Directors of the Company.     (except as marked to  nominee(s) listed to     as the Company's
                                 the contrary to the         the left           independent auditors for      |_|    |_|      |_|
   Nominees:                            left)                                   the fiscal year ending
                                        ------                ------            December 31, 2007.
   01 William Handley
                                                                             This proxy may be revoked prior to the time it is voted
   02 John Maxwell                       |_|                    |_|          by delivering to the secretary of the Company  either a
                                                                             written  revocation  or a proxy bearing a later date or
   03 Roger S. Meek                                                          by  appearing  at the  Annual  Meeting  and  voting  in
                                                                             person.
   04 Robert O'Neal and
                                                                             PLEASE  SIGN AND DATE THIS  PROXY CARD AND RETURN IT IN
   05 David Roberts                                                          THE ENCLOSED ENVELOPE TODAY.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

----------------------------------------------------------------------

Signature                                              Signature                                              Date
          --------------------------------------------           --------------------------------------------      -----------------

Your signature  should appear the same as your name appears  hereon.  In signing as attorney,  executor,  administrator,  trustee or guardian,  please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign.
When a proxy is given by a corporation,  it should be signed by an authorized officer and the corporate seal affixed.  No postage is required if mailed in the United States.

                                                      ^ FOLD AND DETACH HERE ^

                                                   FIRSTPLUS FINANCIAL GROUP, INC.

                                          ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 17, 2007

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned,  a stockholder of FirstPlus Financial Group, Inc., a Nevada corporation (the "Company"),  does hereby appoint
William Handley and John Maxwell,  and each of them, the true and lawful attorneys and proxies with full power of substitution,  for and in the name, place and stead of the  undersigned,  to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally  present at the 2007 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to
be held at 9:00 a.m., local time on October 17, 2007 at the Cooper  Conference  Center,  Berkley Room,  12230 Preston Road,  Dallas,
Texas 75230, and at any and all adjournments and postponements thereof.

      This proxy when properly  executed and returned will be voted in the manner  directed by the  undersigned  stockholder.  If no direction is made, this proxy will be voted (1) FOR the election of all nominees listed in Proposal 1; (2) FOR the ratification of the appointment of Buckno Lisicky & Company as the Company's independent auditors; and (3) in accordance with the discretion of the proxies or proxy with respect to any other business transacted at the Annual Meeting.

                                  (Continued and to be marked, dated and signed, on the other side)

------------------------------------------------------------------------------------------------------------------------------------
                              Address Change/Comments (Mark the corresponding box on the reverse side)
------------------------------------------------------------------------------------------------------------------------------------

                                                      ^ FOLD AND DETACH HERE ^